             SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT
                                   AGREEMENT

     This SECOND AMENDMENT (this "Amendment"), dated as of October 14, 2005, is by and between NATIONAL BEEF PACKING COMPANY, LLC, a Delaware limited liability company (the "Borrower"), the lenders party to the Original Agreement referenced below (collectively, the "Lenders" and individually, a "Lender"), U.S. AGBANK,
FCB, as Co-Syndication Agent, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH, as Documentation Agent, and
COBANK, ACB, an agricultural credit bank ("CoBank"), as Lead Arranger,
Co-Syndication Agent, Swing Line Lender and Administrative Agent for the
Lenders, the Issuers and the Swing Line Lender hereunder (in its capacity as
Administrative Agent, together with its successors and assigns in such capacity, the "Agent").

                                    RECITALS

     The parties described above are parties to a Fourth Amended and Restated
Credit Agreement dated as of December 29, 2004 as amended by a First Amendment to Fourth Amended and Restated Credit Agreement dated as of July 7, 2005 (as so amended, the "Original Agreement").

     The Borrower has requested that certain amendments be made with respect to the Original Agreement and the Required Lenders have agreed to accommodate such requests on the terms and subject to the conditions set forth in this Amendment.

     ACCORDINGLY, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.1 Original Agreement Definitions. Terms defined in the Original Agreement shall have the same meaning when used herein unless otherwise expressly indicated.

                                   ARTICLE II
                                   AMENDMENTS

     2.1 Amendment to Section 10.7 to the Original Agreement. Section 10.7 of
the Original Agreement is hereby amended in its entirety to read as follows:

          "The Borrower shall not make or become legally obligated to make any
          Net Capital Expenditures exceeding in the aggregate for each period set forth below, the amount set forth opposite such period:

--------------------------------------------------------------------------------
               Period                     |     Net Capital Expenditure Limit
--------------------------------------------------------------------------------
  Fiscal Years 2005-2006 (combined)       |              $64,000,000
--------------------------------------------------------------------------------
          Fiscal Year 2007                |              $35,000,000
--------------------------------------------------------------------------------
  Fiscal Year 2008 and Each Fiscal        |
          Year Thereafter                 |              $40,000,000
--------------------------------------------------------------------------------

     2.2 Amendment to Exhibits.

          (a) Exhibit 7G of the Original Agreement is hereby replaced in its entirety with Exhibit A hereto.

          (b) Exhibit 7H of the Original Agreement is hereby replaced in its entirety with Exhibit B hereto.

          (c) Exhibit 9A of the Original Agreement is hereby replaced in its entirety with Exhibit C hereto.

                                   ARTICLE III
                               CONDITION PRECEDENT

     3.1 Condition to Effectiveness of this Amendment. This Amendment shall become effective when the Agent shall have received this Amendment, duly executed by the Borrower, the Agent and the Required Lenders.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties. To induce the Agent, the Swing Line
Lender, the Issuers and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to such Persons as follows:

          (a) The Borrower's execution and delivery of this Amendment and the performance of its obligations hereunder and under the Original Agreement as amended by this Amendment, (i) are within the Borrower's powers; (ii)
     are duly authorized by the Borrower's managers and, if necessary, the
     Borrower's members; (iii) are not in contravention of any material law or laws, or the terms of the Borrower's operating agreement, or other organizational documents, or of any indenture, agreement or undertaking to which the Borrower is a party or by which the Borrower or any of the
     Borrower's property is bound; (iv) do not require any governmental consent, registration or approval; (v) do not contravene any contractual or governmental restriction binding upon the Borrower; and (vi) will not, except as contemplated or permitted by this Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon any of the Borrower's property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other

     material agreement or instrument to which the Borrower is a party or by which the Borrower or any of the Borrower's property may be bound or affected.

          (b) This Amendment and the Original Agreement as amended by this
     Amendment set forth the legal, valid and binding obligations of the
     Borrower and are enforceable against the Borrower in accordance with their respective terms.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 Reference to and Effect on the Original Agreement and the other
Financing Documents.

          (a) The Original Agreement, as hereby amended, and the other Financing
     Documents remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, the
     Swing Line Lender, the Issuers or the Lenders under the Original Agreement or any of the other Financing Documents, nor constitute a waiver of any provision thereof.

          (c) This Amendment constitutes a Financing Document as such term is used in the Original Agreement as amended hereby.

     5.2 Continuation of Representations and Warranties. The Borrower represents and warrants to the Agent, the Swing Line Lender, the Issuers and the Lenders
that on and as of the date hereof and after giving effect to this Amendment and to disclosures to the Agent made from time to time in accordance with the
Original Agreement, (i) all of the representations and warranties contained in the Original Agreement are correct and complete in all material respects as of the date hereof, as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct as of such earlier date, and (ii)
no Default or Matured Default shall have occurred and be continuing.

     5.3 Merger and Integration, Superseding Effect. This Amendment, together with the Original Agreement as amended by this Amendment and the other Financing
Documents, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into it all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that the Original Agreement, as amended by this
Amendment, shall control.

     5.4 Expenses. The Borrower agrees to pay all of the expenses, including reasonable attorney's fees and expenses, incurred by the Agent in connection with this Amendment.

     5.5 Counterparts. This Amendment may be executed in several counterparts and by the different parties on separate counterparts, each of which together shall be construed as one original and all of which shall constitute together but one and the same Amendment. Facsimile signatures on this Amendment shall be considered as original signatures.

     5.6 Successors. Whenever in this Agreement there is reference made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the respective successors and assigns of the
Borrower, the Agent, the Swing Line Lender, the Lenders and the Issuers.

     5.7 Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this
Amendment.

     5.8 Governing Law. This Agreement shall be construed in all respects in accordance with, and governed by, the laws and decisions of the State of
Colorado without regard to the application of conflict of laws principles.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 NATIONAL BEEF PACKING
                                 COMPANY, LLC

                                 By:   /s/ Jay D. Nielsen
                                      ------------------------------------------
                                 Its:  Chief Financial Officer
                                      ------------------------------------------

                                 COBANK, ACB, individually and as Lead
                                 Arranger, Co-Syndication Agent and
                                 Administrative Agent

                                 By:   /s/ Natalya Rivkin
                                      ------------------------------------------
                                 Its:  Assistant Vice President
                                      ------------------------------------------

                                 COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK B.A.,
                                 "RABOBANK INTERNATIONAL", NEW
                                 YORK BRANCH, individually and as
                                 Documentation Agent

            By:   /s/ Robert Hughes            By:   /s/ Rebecca O. Morrow
                 ----------------------------       ----------------------------
            Its:  Vice President               Its:  Executive Director
                 ----------------------------       ----------------------------

                                 AMARILLO NATIONAL BANK

                                 By:   /s/ Leonard Herrington
                                      ------------------------------------------
                                 Its:  Vice President
                                      ------------------------------------------

                                 U.S. AGBANK, F.C.B., as Co-Syndication Agent

                                 By:   /s/ Greg Sommerhalder
                                      ------------------------------------------
                                 Its:  Vice President
                                      ------------------------------------------

                      [Signature Page to Second Amendment]